                                    SCHEDULE  14A
                                    (RULE 14A-101)

--------------------------------------------------------------------------------
                       INFORMATION REQUIRED IN PROXY STATEMENT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               SCHEDULE 14A INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                                 EXCHANGE ACT OF 1934
--------------------------------------------------------------------------------

/X/  Filed by the Registrant

/ /  Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
--------------------------

/X/  Preliminary Proxy Statement   / /  Confidential, For Use of the Commission
                                        Only [as Permitted by Rule 14-a6(e)(2)]

/ /  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                   INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
--------------------------------------------------------------------------------

PAYMENT FILING FEE (CHECK THE APPROPRIATE BOX):
-----------------------------------------------

/X/  No Fee Required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


------  ------------------------------------------------------------------------
(1)        Title of each class of securities to which transaction applies:
            CLASS A COMMON STOCK, CLASS A WARRANTS AND/OR CLASS B WARRANTS
------  ------------------------------------------------------------------------
(2)          Aggregate number of securities to which transaction applies:
                                         N/A
------  ------------------------------------------------------------------------
(3)        Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which thefiling fee is calculated and state
                               how it was determined):
                                         N/A
------  ------------------------------------------------------------------------

------  ------------------------------------------------------------------------
(4)                Proposed maximum aggregate value of transaction:
                                         N/A
------  ------------------------------------------------------------------------
(5)                                Total fee paid:
                                         N/A
------  ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

------  ------------------------------------------------------------------------
(1)                            Amount Previously Paid:
                                         N/A
------  ------------------------------------------------------------------------
(2)                 Form, Schedule or Registration Statement No.:
                                         N/A
------  ------------------------------------------------------------------------
(3)                                 Filing Party:
                                         N/A
------  ------------------------------------------------------------------------
(4)                                  Date Filed:
                                         N/A
------  ------------------------------------------------------------------------

                                                                          IMTECH
================================================================================
             INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION ("IMTECH")
                            130 CEDAR STREET - 4TH FLOOR
                                NEW YORK, NY  10006
                                   (212) 306-6100

                 PRELIMINARY PROXY STATEMENT / ADDITIONAL MATERIALS
                       FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD ON MAY 22, 1998
================================================================================

                                        INDEX
                                        -----
                                                                            PAGE
     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     OUTSTANDING SHARES AND VOTING RIGHTS                                      1

     ITEM  1. -  ELECTION OF DIRECTORS                                         2

     COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS                          5

     STOCK OPTION PLANS                                                        8

     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                            9

     401(k) PLAN                                                              11

     COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT                        11

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND                      12
         MANAGEMENT

     ITEM 2. - PROPOSAL TO RATIFY THE MATERIAL TERMS OF THE                   13
         COMPANY'S PROPOSED PLAN OF FINANCING FOR POTENTIAL
         ACQUISITIONS BY THE COMPANY

     ITEM 3. - RATIFICATION AND APPROVAL OF A STANDSTILL AGREEMENT            15
         AMENDMENT TO THE TERMS OF THE ISSUED AND OUTSTANDING
         12% PREFERRED STOCK

     ITEM  4. - PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF                17
         INCORPORATION TO AUTHORIZE A REVERSE STOCK SPLIT OF THE
         OUTSTANDING SHARES OF CLASS  A  COMMON STOCK, CLASS  A
         WARRANTS AND/OR CLASS  B  WARRANTS

     ITEM 5. - RATIFICATION OF THE COMPANY'S PROPOSED 1997 INCENTIVE          20
         STOCK OPTION PLAN

     ITEM 6. - RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS          20

     DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS                            21

     OTHER MATTERS                                                            21

     VOTING PROCEDURES                                                        21

                                                                          IMTECH
================================================================================
             INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION ("IMTECH")
      130 CEDAR STREET - 4TH FLOOR  *  NEW YORK, NY  10006  *  (212) 306-6100

                 PRELIMINARY PROXY STATEMENT / ADDITIONAL MATERIALS
                       FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD ON MAY 22, 1998
================================================================================

----------------------------------------
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
----------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION ("IMTECH" or the "Company") will be held at the Company's offices, 130 CEDAR STREET, NEW YORK, NY 10006 at 10:30 A.M., EDT, on FRIDAY, MAY 22, 1998 (the "Meeting"), for the following purposes:

1. To elect four (4) Directors to serve for the ensuing year or until their successors are elected and have been qualified.

2. To ratify the material terms of the Company's proposed plan of financing for potential acquisitions.

3. To ratify and approve a standstill agreement amendment to the terms of the issued and outstanding 12% preferred stock.

4. To authorize a reverse stock split of the outstanding Class A Common Stock, Class A Warrants and/or Class B Warrants, if and when deemed advisable by and at the discretion of the Board of Directors.

5.   To ratify the Company's proposed 1997 Incentive Stock Option Plan.

6. To ratify the selection of Mahoney Cohen & Co., CPA, PC, as the independent public accountants for the Company's fiscal years ended March 31, 1997 and 1998.

7. Such other business as may be properly brought forward before the Meeting or any adjournment thereof.

Only those stockholders who were stockholders of record at the close of business on MARCH 27, 1998, will be entitled to notice of, and vote at the meeting or any adjournment thereof. If a stockholder does not return a signed proxy card or does not attend the Meeting and vote in person, the shares will not be voted. Stockholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If a stockholder returns a signed proxy card but does not mark the boxes, the shares represented by that proxy card will be voted as recommended by the Board of Directors of the Company. The Board of Directors solicits proxies so each stockholder of the Company has the opportunity to vote on the proposals to be considered at the Meeting.

                                  I M P O R T A N T
                                  -----------------

   WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND
       SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN
            PROVIDED.  IN THE EVENT YOU ARE ABLE TO ATTEND THE MEETING,
                        YOU MAY REVOKE YOUR PROXY AND VOTE
                               YOUR SHARES IN PERSON.

                                   BY THE ORDER OF THE BOARD OF DIRECTORS

NEW YORK, NY                               /S/ JOSEPH A. GITTO, JR.
APRIL 17, 1998                     -------------------------------------
                                             JOSEPH A. GITTO, JR.
                                   PRESIDENT AND CHIEF FINANCIAL OFFICER

                                                                          IMTECH
================================================================================
             INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION ("IMTECH")
                            130 CEDAR STREET - 4TH FLOOR
                                NEW YORK, NY  10006
                                   (212) 306-6100

                 PRELIMINARY PROXY STATEMENT / ADDITIONAL MATERIALS
                       FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD ON MAY 22, 1998
================================================================================

     This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of IMTECH for use at the Meeting to be held at the Company's offices, 130 Cedar Street - 4th Floor, New York, NY 10006, (212) 306-6100, at 10:30 A.M., EDT, on FRIDAY,
MAY 22, 1998, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. All of IMTECH's stockholders are requested to attend the Meeting. Whether or not you attend, your proxy is requested in order to assure maximum participation and to expedite the proceedings.

     At the Meeting, the Company's stockholders will be requested to act upon the matters set forth in this Proxy Statement. If you are not present at the Meeting, your shares can be voted only when represented by proxy. The shares represented by your proxy will be voted in accordance with your instructions if the proxy is properly signed and returned to the Company before the Meeting.
You may revoke your proxy at any time prior to its being voted at the Meeting by delivering a new duly executed proxy with a later date, or by delivering written notice of revocation to the secretary of the Company prior to the day of the Meeting, or by appearing and voting in person at the Meeting. It is anticipated that this Proxy Statement and accompanying proxy will first be mailed to the stockholders on or about APRIL 27, 1998. The Company's 1997 Annual Report to its stockholders on Form 10-K, filed with the Securities and Exchange Commission on June 27, 1997, is also enclosed and should be read in conjunction with the materials set forth herein.

The expenses incidental to the preparation and mailing of this proxy material are being paid by the Company. No solicitation is planned beyond the mailing of this proxy material to the stockholders.

Abstentions and broker non-votes will be counted towards determining whether a quorum is present.

The principal executive offices of the Company are located at 130 CEDAR STREET - 4TH FLOOR, NEW YORK, NY 10006. The telephone number is (212) 306-6100.

     ------------------------------------
     OUTSTANDING SHARES AND VOTING RIGHTS
     ------------------------------------

     The Company's Class A common stock is the only security entitled to vote at the Meeting. The Board of Directors, pursuant to the by-laws of the Company, has fixed MARCH 27, 1998 , at the close of business, as the date of record for the determination of stockholders entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereto. As of MARCH 27, 1998, there were 5,579,552 shares of Class A common stock outstanding and entitled to vote at the Meeting. Each share of Class A common stock is entitled to one (1) vote. A majority of the shares of Class A common stock outstanding and entitled to vote which are represented at the Meeting, in person or by proxy, will constitute a quorum. In accordance with the by-laws of the Company, a majority vote in favor of a proposal is required for approval of an agenda item, provided that a quorum (majority) of issued and outstanding shares entitled to vote are present in person or by proxy.

                                                                          IMTECH
================================================================================

-------------------------------
ITEM  1.  ELECTION OF DIRECTORS
-------------------------------

     The Board of Directors of the Company proposes that Mr. Matti Kon, Mr. Joseph A. Gitto, Ms. Dale L. Hirschman and Mr. Kenneth J. Buettner be elected as directors to serve until the next Annual Meeting of the Stockholders of IMTECH and continue until their successors are elected and qualified. Unless authority is withheld on the proxy, it is the intention of the proxy holder named on the proxy card to vote the proxies received by him for the directors standing for election named below:

--------------------------------------------------------------------------------
                            STANDING  FOR  ELECTION
--------------------------------------------------------------------------------
NAME                     AGE  CURRENT POSITION WITH THE COMPANY   DIRECTOR SINCE
-----------------------  ---  ----------------------------------  --------------
Matti Kon                36   Chairman, Chief Executive Officer,      1996 [1]
                              Director
-----------------------  ---  ----------------------------------  --------------
Joseph A. Gitto, Jr.     35   President, Chief Financial              1995 [2]
                              Officer, Secretary, Director
-----------------------  ---  ----------------------------------  --------------
Dale L. Hirschman        40   Director                                1998 [3]
-----------------------  ---  ----------------------------------  --------------
Kenneth J. Buettner      45   Director                                1998 [3]
-----------------------  ---  ----------------------------------  --------------


[1] Appointed as Chief Executive Officer and Director on December 5, 1996, and appointed Chairman of the Board of Directors on April 21, 1997.

[2]  Appointed President in April 1996.

[3]  Appointed Director on January 30, 1998.

                                                                          IMTECH
================================================================================

-------------------------------------------
ITEM  1.  ELECTION OF DIRECTORS (CONTINUED)
-------------------------------------------

     The executive officers of the Company are appointed by the Board of Directors to serve until their successors are elected and qualified. The directors of the Company are elected each year at the annual meeting of the stockholders for a term of one year and until their successors are elected and qualified. The following are brief descriptions of the directors, nominees and executive officers of the Company:

MATTI KON
Mr. Kon was appointed as Chief Executive Officer and Director in December 1996, and subsequently appointed as Chairman in April 1997. Mr. Kon is also President of a company known as Blitz Systems, Inc., a computer systems consulting firm specializing in the development of total business solutions for business management systems. In addition, Mr. Kon owns a controlling interest in Research Distribution Services, Inc., a company that provides mailing list database management, fulfillment and related services.

JOSEPH A. GITTO, JR.
Mr. Gitto served as the Company's accounting manager from April 1992 through September 1993, after which, he was promoted to, and retained the position of, controller until March 1995. In March 1995, Mr. Gitto was appointed Chief Financial Officer and Director of IMTECH. In addition, Mr. Gitto was appointed President of the Company in April 1996. Prior to joining IMTECH, Mr. Gitto held several key financial positions with EnviroSpan Safety Corp., Shearson Lehman Bros. and Dreyfus Corp.



DALE L. HIRSCHMAN
Ms. Hirschman is a principal in a management consulting firm called DH Management/CAL Consulting Group. On January 30, 1998, Ms. Hirschman was appointed to serve as Director. Ms. Hirschman is active in raising capital for private companies through private placements. Ms. Hirschman also has an extensive background in the publishing industry where she has held executive positions with companies such as Hearst Business Publishing, Inc. and Scholastic, Inc.



KENNETH J. BUETTNER
On January 30, 1998, Mr. Kenneth J. Buettner, a principal with York Scaffold Equipment Corp. since 1975, was appointed as Director. Mr. Buettner has served on the Board of numerous trade associations and task forces. Mr. Buettner is a member of the executive committee of the State Insurance Fund of New York Construction Industry Safety Group No. 469.

                                                                          IMTECH
================================================================================

-------------------------------------------
ITEM  1.  ELECTION OF DIRECTORS (CONTINUED)
-------------------------------------------

RESIGNED AS BOARD MEMBERS
Mr. Robert H. Oxenberg served on the Board of Directors since April 1992. Mr. Oxenberg was appointed Chief Executive Officer of IMTECH in March 1995, and subsequently resigned that position in April 1996. He continued to serve as Chairman and Director until April 1997, when he resigned in both capacities. Mr. Oxenberg resigned without any disagreements with the Company in regards to matters affecting the Company's operations, policies and practices and/or financial statements.

Mr. Christopher D. Holbrook served in various key operations positions with the Company since September 1989. Through February 1995, Mr. Holbrook served as the Company's Executive Vice President in charge of Operations. In March 1995, Mr. Holbrook was appointed President, Chief Operating Officer and Director of IMTECH. In April 1996, Mr. Holbrook resigned as President and was appointed Chief Executive Officer until November 22, 1996, at which point he resigned from all of his positions with the Company. Mr. Holbrook resigned without any disagreements with the Company in regards to matters affecting the Company's operations, policies and practices and/or financial statements.

In May 1996, Mr. Bruce Arnstein was appointed and served as Director of the Company until June 9, 1997, when he resigned from the Board. Mr. Arnstein resigned without any disagreements with the Company in regards to matters affecting the Company's operations, policies and practices and/or financial statements.

On June 18, 1997, Mr. Harry Markovits, who serves as a financial consultant to the Company, was appointed to serve as a Director. Mr. Markovits is a registered representative at Amerivet/Dymally Securities, Inc., a stock brokerage firm. In addition, Mr. Markovits is an executive officer and director with U-N-US, Inc., a company engaged in the wholesale distribution of jewelry. On March 5, 1998, Mr. Markovits resigned as Director without any disagreements with the Company in regards to matters affecting the Company's operations, policies and practices and/or financial statements.


        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
                  THE ELECTION OF THE FOUR (4) NOMINATED DIRECTORS


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
-------------------------------------------------

     During the fiscal year ended March 31, 1997, there were a total of fourteen
(14) meetings of the Board of Directors held, of which all of the Directors attended. The Board of Directors establishes policies for the Company and reviews management compensation standards and practices, and administers the following stock option plans of the Company: (1) the Amended and Restated 1987 Incentive Stock Option Plan; (2) the Amended and Restated 1987 Non-Qualified Stock Option Plan; and (3) Directors Option Plan.

The Board established a compensation committee for the fiscal year ended March 31, 1997 and appointed two (2) individuals who are not employed by the Company to serve as members of the committee.

The Board also established an audit committee during the fiscal year ended March 31, 1997, which had four (4) appointed members; two of which are employed by the Company.

                                                                          IMTECH
================================================================================

     ------------------------------------------------
     COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
     ------------------------------------------------

     The following schedule sets forth the compensation earned by the Chief Executive Officer and each of the three most highly compensated executive officers and directors whose individual remuneration exceeded $100,000 for the last three completed fiscal years ended March 31, 1997, 1996 and 1995:

                                             SUMMARY  COMPENSATION  TABLE
---------------------------------------------------------------------------------------------------------------------
                                                  ANNUAL COMPENSATION      LONG-TERM COMPENSATION
                                                ------------------------  -------------------------
       NAME                        YEAR                                    RESTRICTED     OPTIONS
       AND                         ENDED                                     STOCK         AND/OR       ALL OTHER
PRINCIPAL POSITION                 MARCH          SALARY         BONUS       AWARDS         SARS      COMPENSATION
------------------------------     ------       -------------  ---------  ------------  -----------  ----------------
Matti Kon  [1]                      1997          $ 57,700         -           -          500,000           -
 Chief Executive Officer            1996              -            -           -             -              -
                                    1995              -            -           -             -              -
------------------------------     ------       -------------  ---------  ------------  -----------  ----------------
Joseph A. Gitto, Jr.  [2]           1997          $127,500      $15,000        -          350,000           -
 President and Chief                1996            90,100       17,500        -          250,000           -
 Financial Officer                  1995            82,300       17,500        -           75,000           -
------------------------------     ------       -------------  ---------  ------------  -----------  ----------------
Christopher D. Holbrook[3],[7]      1997          $172,500      $10,000        -          175,000           -
 Former  Chief Executive            1996           140,000       20,000        -          250,000           -
 Officer and Chief                  1995           142,000       31,000        -          125,000           -
 Operating Officer
------------------------------     ------       -------------  ---------  ------------  -----------  ----------------
Robert H. Oxenberg  [4], [7]        1997          $ 42,700         -           -          250,000           -
 Former Chief Executive             1996            22,154         -           -             -              -
 Officer                            1995              -            -           -             -              -
------------------------------     ------       -------------  ---------  ------------  -----------  ----------------
David W. Grace  [5], [7]            1997              -            -           -             -              -
 Former President and Chief         1996              -            -           -             -              -
 Executive Officer                  1995          $ 14,000         -           -             -              -
------------------------------     ------       -------------  ---------  ------------  -----------  ----------------
Gerad E. Dorsey  [6], [7]           1997              -            -           -             -              -
 Former President and Chief         1996              -            -           -             -              -
 Executive Officer                  1995          $144,200         -           -             -              -
------------------------------     ------       -------------  ---------  ------------  -----------  ----------------

[1] Mr. Kon was appointed as Chief Executive Officer on December 5, 1996. In addition, Mr. Kon was appointed Chairman of the Board on April 21, 1997; Salary figure represents pro-rated amount for fiscal year ended March 31, 1997.

[2] Mr. Gitto was appointed President in April 1996 and also serves as Chief Financial Officer and Director.

[3] Appointed and served as President, Chief Operating Officer and Director from March 1995 through April 1996 when he was appointed Chief Executive Officer; subsequently resigned all of his positions with the Company on November 22, 1996.

[4] Served as Chief Executive Officer from March 1995 through April 1996 when he resigned, but continued to serve on the Board until April 1997.

[5] Mr. Grace served as Chief Executive Officer of the Company from September 1994 through March 1995, in addition to, serving as a Director from September 1992 to November 1995. In November 1995, Mr. Grace elected not to stand for re-election to the board.

[6] Mr. Dorsey served as Chief Executive Officer and Director from January 1991 through September 1994.

[7] Resigned or chose not to stand for re-election and has no disagreements with the Company regarding matters affecting the Company's operations, policies and practices and/or financial statements.

                                                                          IMTECH
================================================================================

     ------------------------------------------------
     COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
     (CONTINUED)
     ------------------------------------------------

STOCK OPTION GRANTS

     The following schedule summarizes the grant of stock options to the Company's executive officers made during the fiscal year ended March 31, 1997:

-------------------------------------------------------------------------------------------
                              OPTIONS  GRANTED IN THE LAST FISCAL YEAR

---------------- ------------ ------------- ---------- ------------ -----------------------
                              % OF TOTAL
                              % OF TOTAL       PER                    POTENTIAL REALIZED
                    SHARES    UNDERLYING      SHARE                    VALUE AT ASSUMED
                  UNDERLYING    OPTIONS      EXERCISE                    ANNUAL RATES
                   OPTIONS    GRANTED TO      PRICE    EXPIRATION       OF STOCK PRICE
                   GRANTED     EMPLOYEES       [1]        DATE           APPRECIATION
---------------- ------------ ------------- ---------- ------------ -----------------------
Matti Kon          500,000        44%         $1.18     12/05/99              -
---------------- ------------ ------------- ---------- ------------ -----------------------
Joseph A. Gitto    350,000        31%         $1.25     4/15/2000             -
---------------- ------------ ------------- ---------- ------------ -----------------------
Christopher D.    175,000         16%         $1.25     11/23/97              -
    Holbrook        [2]
---------------- ------------ ------------- ---------- ------------ -----------------------
Robert H.         250,000         [3]         $1.88     4/15/2002             -
    Oxenberg
---------------- ------------ ------------- ---------- ------------ -----------------------


[1]  Based upon the market price of the underlying shares at that time.

[2] 250,000 shares, net of a cancellation of 125,000 options to purchase 125,000 shares.

[3] Mr. Oxenberg served on the Board but was not an employee of the Company for the fiscal year ended March 31, 1997.

                                                                          IMTECH
================================================================================

     ------------------------------------------------
     COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
     (CONTINUED)
     ------------------------------------------------

STOCK OPTIONS EXERCISED AND STOCK OPTION HOLDINGS

     The following schedule summarizes the exercise of stock options by the Company's executive officers during the fiscal year ended March 31, 1997, and those options that were unexercised and held at the end of the fiscal year:

---------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE OPTION EXERCISES AND
                                                  YEAR END OPTION VALUES
---------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF SHARES                 VALUE OF
                          Fiscal        Shares                      UNDERLYING UNEXERCISED             UNEXERCISED
                           Year         Acquired       VALUE               OPTIONS               IN THE MONEY OPTIONS [2]
                           ENDED           ON        REALIZED    ----------------------------   ---------------------------
                         MARCH 31,      EXERCISE        [1]      EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------- ------------- ------------- ----------- -------------- --------------- ------------- --------------
Matti Kon                  1997            -             -            -            500,000           -              -
----------------------- ------------- ------------- ----------- -------------- --------------- ------------- --------------
Joseph A. Gitto            1997            -             -         269,792         433,333           -              -
----------------------- ------------- ------------- ----------- -------------- --------------- ------------- --------------
Christopher D.             1997            -             -         420,417          50,000           -              -
    Holbrook
----------------------- ------------- ------------- ----------- -------------- --------------- ------------- --------------
Robert H. Oxenberg         1997            -             -         166,966         166,667           -              -
----------------------- ------------- ------------- ----------- -------------- --------------- ------------- --------------

[1] Calculated by multiplying the number of shares underlying the options by the difference between the average of the closing bid and ask prices of the common stock, as reported by NASDAQ on the date of exercise, and the exercise price of the options.

[2] Calculated by multiplying the number of shares underlying the options by the difference between the average of the closing bid and ask prices of the common stock, as reported by NASDAQ on March 31, 1997, and the exercise price of the options.

                                                                          IMTECH
================================================================================

     ------------------------------------------------
     COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
     (CONTINUED)
     ------------------------------------------------

REMUNERATION OF NON-MANAGEMENT DIRECTORS

     Each member of the Board of Directors who is not an officer or employee of the Company is entitled to participate in the Directors Option Plan described herein below. In addition, those Directors will be reimbursed for travel and other expenses directly related to his activities performed as Director. The Company currently compensates non-employee Directors $1,000 for each Board of Directors meeting attended.

     ------------------
     STOCK OPTION PLANS
     ------------------

1987 NON-QUALIFIED STOCK OPTION PLAN

     In August 1987, the Board of Directors approved and adopted a Non-Qualified Stock Option ("NQSO") Plan. Under the NQSO Plan, individuals determined to be key persons whom the Company relies on for the successful conduct of its business, as determined by the Compensation Committee (the "Committee"), are granted options to purchase IMTECH's Class A Common Stock. There are 4,000,000 shares reserved for grant under the NQSO Plan.

     The exercise prices of the options granted under the NQSO Plan, which are determined by the Committee in its sole discretion, may not be less than the par value of the shares, or fifty percent of the fair market value of the shares on the dates of grant. The Committee also determines the time periods during which the NQSO's may be exercised, although in no event shall any NQSO's have an expiration date later than ten (10) years from the date of its grant. As of April 1, 1998, options to acquire a total of 2,331,933 shares of Class A Common Stock were outstanding or approved for grant under the NQSO Plan, at exercise prices ranging from $.74 to $13.00 per share, after giving effect to the Company's four-for-one reverse stock split which occurred on June 14, 1995.


INCENTIVE STOCK OPTION PLAN

     In August of 1987, the Board of Directors adopted the Company's Incentive Stock Option ("ISO") Plan. The ISO Plan allows the Company to grant to employees determined to be key personnel by management, incentive stock options under the guidelines of Section 422 of the Internal Revenue Code. The Plan is available to all of the Company's employees, including officers and employee directors, and is intended to be used by management to attract and retain key employees.

     The ISO Plan is administered by the Committee, who establishes the terms of the options granted including their exercise prices, the dates of grant and number of shares subject to options. The exercise prices of all of the options granted under the ISO Plan must be equal to no less than the fair market value of the Class A Common Stock on the date of grant, and the terms of the options may not exceed ten years. 3,000,000 shares of IMTECH Class A Common Stock are reserved under the ISO Plan for grant.

                                                                          IMTECH
================================================================================

     ------------------------------
     STOCK OPTION PLANS (CONTINUED)
     ------------------------------

INCENTIVE STOCK OPTION PLAN (CONTINUED)

For any employee/stockholder who may own more than 10% of the Company's outstanding voting shares, the exercise price of options received under the ISO Plan must be at least equal to 110% of the fair market value of the Class A Common Stock on the date of grant, and the term of the options must not exceed ten years. As of April 1, 1998, options to purchase 2,410,625 shares of IMTECH's Class A common stock were outstanding and approved for grant under the ISO Plan at exercise prices ranging from $1.25 to $3.75 per share, after giving effect to the Company's four-for-one reverse stock split which occurred on June 14, 1995. The ISO Plan will continue for a term of ten years from the date of inception unless terminated earlier by the Board of Directors.


DIRECTORS OPTION PLAN

     In October 1988, the Board of Directors adopted the Directors Option ("DO") Plan, which was authorized by the stockholders' on December 19, 1988, and was subsequently amended in October 1992. The purpose of the DO Plan is to help IMTECH retain the services of qualified non-officer or non-employee directors, who are considered essential to the business progress of the Company. Under the DO Plan, options are granted only on the date of the annual stockholders' meeting held once every calendar year. A total of 1,500,000 shares of the Company's Class A Common Stock has been reserved for grant under the DO Plan.
As of April 1, 1998, there were no options outstanding under the DO Plan.

     ----------------------------------------------
     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     ----------------------------------------------

     Mr. Matti Kon, currently the Chief Executive Officer of IMTECH, is the sole stockholder of a company known as Blitz Systems, Inc. ("Blitz"), a computer systems consulting firm specializing in developing total business solutions for all business management systems. Blitz is currently engaged to perform consulting services to IMTECH under a one year contract, expiring October 1998, at a monthly cost of $40,000. Blitz's responsibilities under the contract are to reengineer, reorganize and run the day-to-day operations of IMTECH's data processing department. In addition, Blitz is to provide extensive technical support for many of IMTECH's clients on-site and analyze, design and develop customized database systems as required by the management of IMTECH. In December 1996, IMTECH provided Blitz with a secured loan in the amount of $250,000. The loan is evidenced by a Secured Promissory Note and collateralized by a security interest on the accounts receivable, equipment and all tangible and intangible assets of Blitz, which is not as yet perfected.


     Mr. Matti Kon is also a majority stockholder with a controlling interest in a company known as Research Distribution Services, Inc. ("RDS"). RDS provides mailing list database management, fulfillment, mailing and other related services to IMTECH under a service agreement expiring in December 1998 for a minimum monthly cost of $22,500.

                                                                          IMTECH
================================================================================

     ----------------------------------------------
     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     (CONTINUED)
     ----------------------------------------------

     On November 21, 1996, Mr. Christopher Holbrook resigned his positions as Chief Executive Officer, Chief Operating Officer and as Director of IMTECH. Mr. Holbrook relinquished all remuneration and other benefits, except for 300,000 options to purchase 300,000 shares of Class A Common Stock of IMTECH at exercise prices ranging from $1.25 to $1.88. In addition, the Company entered into a consulting agreement with Mr. Holbrook for a period of eight months, which terminated on July 20, 1997.

     Mr. Robert Oxenberg, who was a Board member from April 1992 through April 1997, has acquired securities of the Company through several private placements ("Securities Ownership of Certain Beneficial Owners and Management"). In October 1992, Mr. Oxenberg entered into a consulting agreement with IMTECH and INSCI Corp. (the Company's former majority-owned subsidiary) for a period of three years. The consulting agreement was terminated in November 1993. Mr.
Oxenberg has also served on the Board of Directors of INSCI Corp.   In April
1996, upon his resignation from his position as Chief Executive Officer of IMTECH, Mr. Oxenberg and IMTECH entered into a one year consulting agreement. On April 15, 1996, Mr. Oxenberg was granted 250,000 options to purchase 250,000 shares of IMTECH Class A Common Stock at an exercise price of $1.88 (the fair market value of the Common Stock on the date of grant). The options expire on April 15, 2002. In April 1997, Mr. Oxenberg resigned his position as Director.

     Mr. Harry Markovits served as a Director from June 18, 1997 through March 5, 1998. Mr. Markovits has options outstanding to purchase 730,000 shares of Class A common stock at prices ranging from $.88 to $1.12, which expire at various dates through January 2003. Mr. Markovits performs consulting services for IMTECH through a contract which expires in the year 2000, at a monthly rate of $7,500. In January 1998, Mr. Markovits loaned the Company the sum of $200,000 for working capital purposes. The loan, which is unsecured, bears interest at 12% and is payable in specific monthly installment as stipulated in the promissory note evidencing the loan. Also in January 1998, the Company sold Mr. Markovits 50,000 shares of INSCI Corp. stock for proceeds of $50,000.

     DH Blair Investment Banking Corp. ("Blair") and its affiliates have granted a voting proxy in the shares which it owns or shall acquire during the term of such proxy to the Chief Executive Officer of the Company, and his successors. The voting agreement terminates in February 1999, and is suspended during any period when Blair or its affiliates are not "market makers" for the Company's securities.

     Mr. Pierce Lowrey, Jr., the Company's former Chief Executive Officer, has granted a voting proxy in the shares he owns or shall acquire during the term of such proxy to the Chief Executive Officer of the Company and his successors.
The voting agreement terminates in March 2004.

                                                                          IMTECH
================================================================================

     -----------
     401(k) PLAN
     -----------

     In December 1994, the Company terminated its former 401(k) plan. In January 1996, the Company implemented a new 401(k) plan covering all eligible employees (personnel with twelve consecutive months of service). Employer contributions to the plan are based on the discretion of management. Employees can elect to contribute up to a maximum of 15% of their salaries to the plan. Since its inception, IMTECH has not made any contributions to the plan.


     -------------------------------------------------
     COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
     -------------------------------------------------

     Section 16(a) of the exchange act requires the Company's executive officers and directors, and persons who own more than 10% of the registered class of the Company's equity securities ("Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and with the NASDAQ stock market. Reporting Persons are required by the Commission regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

     Based solely on its review of the copies of such reports received by it, or written representations from certain Reporting Persons that no other reports were required for those persons, the Company believes that, during the year ended December 31, 1997, the Reporting Persons complied with Section 16(a) filing requirements applicable to them.

                                                                          IMTECH
================================================================================

     ---------------------------------------------------
     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
     MANAGEMENT
     ---------------------------------------------------

     The following table summarizes, to the best of the Company's knowledge, as of March 31, 1997, certain information regarding (1) the beneficial owners of more than five percent (5%) of the outstanding Class A common stock of IMTECH;
(2) the beneficial ownership of shares of the Company's Class A common stock by each director and named executive; and (3) the beneficial ownership of shares of Class A common stock of the Company by all directors and executive officers as a group:

          ---------------------------  ----------------  ---------------
                                                            PERCENT OF
                                        BENEFICIALLY          CLASS
                                           OWNED              OWNED
          NAME OF BENEFICIAL OWNER         SHARES            [1], [2]
          ---------------------------  ----------------  ---------------
          Matti Kon                       950,749 [3]           7%
          ---------------------------  ----------------  ---------------
          Robert Sachs                    910,015               7%
          ---------------------------  ----------------  ---------------
          Joseph A. Gitto                 703,125               5%
          ---------------------------  ----------------  ---------------
          Robert H. Oxenberg              380,885               3%
          ---------------------------  ----------------  ---------------
          Christopher D. Holbrook         470,417               3%
          ---------------------------  ----------------  ---------------
          Harry Markovits                 183,333               1%
          ---------------------------  ----------------  ---------------
          Directors and Executive [4]   1,837,207              13%
              Officers as a group
          ---------------------------  ----------------  ---------------


[1] Unless otherwise noted, all shares are beneficially owned and the sole voting and investment power is held by the persons indicated. The figures do not include the portions of stock options to purchase shares which are not currently exercisable or will become exercisable for the period between the date of this proxy and sixty days following.

[2] The figures are based upon the aggregate number of all the shares of Class A Common Stock currently issued and outstanding in addition to the shares issuable upon the exercise of stock options or warrants exercisable within 60 days following the date of this proxy, and which are held by the individuals named in the table. The figures also include the shares of Class A Common Stock underlying the Company's outstanding 12% Convertible Preferred Stock which has not been converted to date and still qualifies for conversion.

[3] D.H. Blair Investment Banking Corp. ("Blair") and its affiliates entered into a voting agreement whereby Blair granted the Chief Executive Officer of the Company and his successors the voting rights to the shares they own, and accordingly, this figure includes 450,749 shares owned by D.H. Blair.

[4] Includes all of the Company's current Directors, Executive Officers and Nominees, and as appropriate, the 450,749 shares owned by D.H. Blair in accordance with the voting agreement noted in [3].

                                                                          IMTECH
================================================================================

--------------------------------------------------------------------------------
ITEM 2. PROPOSAL TO RATIFY THE MATERIAL TERMS OF THE COMPANY'S PROPOSED PLAN OF FINANCING FOR POTENTIAL ACQUISITIONS BY THE COMPANY
--------------------------------------------------------------------------------

     The Board of Directors of the Company has received a financing proposal from Mr. Harry Markovits, a former director of the Company. The material terms of the proposed plan of financing are subject to shareholder approval and ratification. The Board will only proceed with the proposed financing if shareholder approval is obtained. The proposed financing will only be completed upon the Company entering into an agreement and successfully purchasing (acquiring) the assets and/or shares of stock of a Company or companies. The Company is currently negotiating with acquisition candidates, however there is no assurance that the Company will successfully complete a proposed acquisition or acquisitions.

     The terms of the proposed financing agreement provide that Mr. Markovits will assist the Company in arranging for a private placement financing of a minimum of $4,000,000 and a maximum of $7,500,000. The terms of the proposed financing provide for the Company to issue convertible debenture instruments ("Debentures") with interest at 12% per annum payable in cash only, on a monthly basis, for a period of five (5) years.

     Provided an acquisition is successfully completed, a holder or holders of the Debentures on a pro rata basis will also receive 10% of the Company's after tax profit after deduction of all acquisition costs and/or installment payments due under an acquisition agreement, until Debentures are paid or converted.

     If a Debenture is not paid or converted, Debenture holders, on termination/expiration of the Debenture term (five years) will receive the equivalent of 10% of the Company's issued and outstanding Class A Common Stock in addition to being provided with anti-dilution protection. Anti-dilution protection will provide the Debenture holders the right to receive additional shares of Class A Common Stock in the Company upon the Company issuing any additional shares of Class A Common Stock.

     As a part of the proposed financing, the Company will also provide a Uniform Commercial Code ("UCC") lien on the assets of the acquired Company/companies as collateral security for the repayment of the Debenture. The collateral security will be subordinate to any banking or lending institutional financing by the Company.

     Additionally, under the proposed financing arrangements, the Debentures will continue upon the following terms:

     If, during the first 9 months, Debenture holders convert their Debentures, they will receive up to an equivalent of 40% on a pro rata basis of the issued and outstanding Class A Common Stock of the Company, without anti-dilution protection, but if the Company should pre-pay the Debenture during the first 9 months, Debenture holders are entitled to the equivalent of 20% of the Company's outstanding Class A Common Stock with no anti-dilution protection. During the 10th, 11th, and 12th months and up to one (1) year, if the Company prepays the Debenture, then the Debenture holders would receive up to the equivalent of 30% of the Company's outstanding shares of Class A Common Stock without anti-dilution protection. If, after one (1) year, the Company does not pre-pay the Debenture, then the Debenture holders can convert and receive up to the equivalent of 70% of the Company's outstanding shares of Class A Common Stock with anti-dilution protection. The Company is permitted during the term of the Debentures to raise funds to pre-pay the Debenture holders without any restrictions.

     If the Company should pre-pay the Debenture after one (1) year, Debenture holders will be entitled to the equivalent of 30% of the Company's outstanding Class A Common Stock with no anti-dilution protection.

                                                                          IMTECH
================================================================================

--------------------------------------------------------------------------------
ITEM 2. PROPOSAL TO RATIFY THE MATERIAL TERMS OF THE COMPANY'S PROPOSED PLAN OF FINANCING FOR POTENTIAL ACQUISITIONS BY THE COMPANY (CONTINUED)
--------------------------------------------------------------------------------

     Debenture holders will be entitled to anti-dilution protection if the Company raises any funds for any purpose or issues any options or shares on a valuation of less than $10,000,000, i.e., if the Company is currently valued for valuation purposes at $10,000,000 with approximately 10,000,000 shares outstanding at $1.00 per share (exclusive of options and warrants), so that if the Company seeks to raise funds, then and in that event, without Debenture holders' approval, it will not be permitted to issue shares or options at less than $1.00 per share, and should the Company elect to do so, the Debenture holders will receive anti-dilution protection.

     Additionally, upon conversion, Debenture holders will receive registration rights.

The table below illustrates the potential dilutive effects for shareholders:


     ------------------  --------------------------------------------
     CURRENT NUMBER OF
      CLASS A COMMON               CONVERSION SCENARIOS
     STOCK ISSUED        --------------------------------------------
      OUTSTANDING            10%        20%        30%        70%
     ------------------  ----------  ---------  ---------  ----------
       5,579,552          6,137,507  6,695,462  7,253,418  9,485,238
     ------------------  ----------  ---------  ---------  ----------

Harry Markovits, a licensed broker, will receive 10% of the amount of the financing arranged by Mr. Markovits, and the Company will also pay a commission at 10% of the financing to any other licensed broker dealer that arranges for financing. The commission will be paid over 36 months in 36 equal monthly installments subject to such commission payments being in accord with Securities and Exchange Commission, NASD and State Blue Sky laws.

Additionally, Mr. Markovits or any other licensed broker dealer will further receive stock options to purchase 10% of the number of shares issued to Debenture holders, which options will be for a period of five (5) years or until such time as Debenture holders elect to convert the Debenture and/or the Company prepays the Debenture. The stock options will be issued for a period of five
(5) years at the 20 day average bid price immediately preceding the date of closing or closings (on a pro-rata basis provided a minimum is raised) of the financing.

          THE BOARD OF DIRECTORS DOES NOT RECOMMEND THAT THE STOCKHOLDERS
                     VOTE "FOR" OR "AGAINST" THE PROPOSED PLAN
                             FOR ACQUISITION FINANCING

                                                                          IMTECH
================================================================================

--------------------------------------------------------------------------------
ITEM 3. RATIFICATION AND APPROVAL OF A STANDSTILL AGREEMENT AMENDMENT TO THE TERMS OF THE ISSUED AND OUTSTANDING 12% PREFERRED STOCK
--------------------------------------------------------------------------------

     The Company, in 1992, issued $2,301,000 in subordinated debentures (the "debentures") to a group of debenture holders with interest at 10% per annum. The debentures were due and payable in 1995. Thereafter, in 1995, the Company entered into an exchange offering with the debenture holders wherein the Company issued 12% Preferred Stock ("Preferred Stock") to each debenture holder for an aggregate of 2,301,000 shares of Preferred Stock.

     The terms of the Preferred Stock were approved by shareholders. The Preferred Stock received by debenture holders provided for the payment of interest at 12% per annum in addition to the right to convert a share of Preferred Stock into a share of Class A Common Stock of the Company at 70% of the 20-day average trading market price of the Company's Class A Common Stock at the time of the conversion. Additionally, preferred stockholders were granted cost-free registration rights with respect to the underlying shares of Class A Common Stock.

     The terms of the Preferred Stock further provided that holders could only convert a percentage of the aggregate of their Preferred Stock until April 20, 1998 and, thereafter, for a period of 180 days until October 31, 1998, holders of the Preferred Stock have a right to convert 100% of their Preferred Stock that was not as yet converted into shares of Class A Common Stock. The Company did not register the underlying shares of Class A Common Stock in accordance with the terms of the exchange offering. Thus, holders of the Preferred Stock were unable to obtain registered shares of Class A Common Stock of the Company. However, the Company currently has recently filed a form S-3 Registration Statement with the Securities and Exchange Commission for the purpose of registering the underlying shares of Class A Common Stock which would permit a preferred stockholder to receive registered shares upon conversion, when the registration is declared effective.

     Additionally, as a result of the change in the Rule 144 and 144(k) exemption regulations, the preferred shareholders may qualify for the exemption under Rule 144(k) depending upon each preferred shareholder's qualification status with respect to an exemption under either of these rules.

     One of the 23 preferred stockholders has qualified for the exemption under Rule 144(k) and will not participate in the proposed standstill agreement.

     The Company has negotiated an agreement with a representative of the preferred stockholders, Robert Sachs ("Sachs agreement"). Mr. Sachs is a preferred stockholder. The Sachs agreement provides that each preferred shareholder currently that has the right to convert their Preferred Stock into shares of Class A Common Stock, including accrued interest, at 70% of the 20 day trading market average price. The Sachs agreement provides that participating preferred shareholders will release any potential claim or claims it may have against the Company with respect to their pro rata rights to convert and sell their shares of Class A Common Stock in exchange for an agreement for a fixed conversion base price of $1.00 or $.70 per share until December 31,1998. The proposed transaction would involve the Company issuing an aggregate of 5,268,600 shares of Class A Common Stock. In addition, participating preferred shareholders would receive a pro rata aggregate of 1,317,150 options to purchase 1,317,150 shares of Class A Common Stock for a period of four years from the date of the agreement at $2.00 per share. Options could be exercised commencing January 15, 1999.

     At the current time, the 22 preferred stockholders are entitled to receive approximately $3,000,000 or 4,290,000 shares of Class A Common Stock of the Company, so that the Company, in exchange for the standstill agreement, would issue the aggregate of approximately 5,000,000 shares to the 22 preferred stockholders that agreed to the exchange in addition to the 1,317,150 stock options. The Company would have the right in lieu of issuing approximately 5,000,000 shares of Class A Common Stock to make payment of the sum of approximately $5,000,000 to preferred shareholders to redeem the all of Class A Common Stock issued under the standstill agreement.

                                                                          IMTECH
================================================================================

-------------------------------------------------------------------------------
ITEM 3. RATIFICATION AND APPROVAL OF A STANDSTILL AGREEMENT AMENDMENT TO THE TERMS OF THE ISSUED AND OUTSTANDING 12% PREFERRED STOCK (CONTINUED)
-------------------------------------------------------------------------------

     In the event the Company exercises its cash payment option election, the preferred stockholders would keep the pro-rata amount of 1,317,150 stock options issued to each holder. The Company would pay to Mr. Robert Sachs the approximate amount of 500,000 stock options based upon the amount of preferred stockholders that participate in the agreement at $1.00 per share, exercisable over a period of three (3) years as a financial consulting fee for his services with respect to the transactions.

     The agreement does not provide for anti-dilution protection for the preferred stockholders and, in addition, is further conditioned upon the Company's principal officer, Mr. Matti Kon, Chairman and Chief Executive Officer, and Mr. Joseph Gitto, President and Chief Financial Officer, entering into a modification of their employment agreements with the Company with respect to their bonus provisions. Messrs. Kon and Gitto have agreed to waive their right to 10% - 15% respectively of operating profits of the Company and have further agreed to reduce their maximum bonus allotment $330,000 for Mr. Kon and $100,000 for Mr. Gitto, based upon the following operating profits of the
Company:

     ------------- -------------- -----------
      OPERATING
       PROFITS         KON           GITTO
     ------------- -------------- -----------
     $1,000,000     $ 83,333       $ 25,000
     ------------- -------------- -----------
     $2,000,000     $166,666       $ 50,000
     ------------- -------------- -----------
     $3,000,000     $250,000       $ 75,000
     ------------- -------------- -----------
     $4,000,000     $333,333       $100,000
     ------------- -------------- -----------

          THE BOARD OF DIRECTORS DOES NOT RECOMMEND THAT THE STOCKHOLDERS
             VOTE "FOR" OR "AGAINST" A STANDSTILL AGREEMENT AMENDMENT
                    TO THE TERMS OF THE ISSUED AND OUTSTANDING
                                12% PREFERRED STOCK

                                                                          IMTECH
================================================================================

--------------------------------------------------------------------------------
ITEM 4. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO AUTHORIZE A REVERSE STOCK SPLIT OF THE OUTSTANDING SHARES OF CLASS A COMMON STOCK, CLASS A WARRANTS AND/OR CLASS B WARRANTS
--------------------------------------------------------------------------------

     Approval of this proposal would permit the Board of Directors, in its discretion, to amend the Company's Certificate of Incorporation and implement a reverse stock split (the "Reverse Stock Split") of the Company's outstanding shares of Class A Common Stock ("Common Stock") in any ratio between 1:2 and 1:10, which would reduce the number of outstanding shares of common stock (as well as affecting the amount and exercise price of shares underlying warrants and certain options) on a pro-rata basis, would affect all stockholders proportionately and would, therefore, increase the amount of common stock available for future issuance. The shares of common stock outstanding after the proposed Reverse Stock Split would have the same rights and privileges as the shares of Common Stock currently held.

     Adoption of the Reverse Stock Split will reduce the presently issued and outstanding shares of Common Stock from 5,579,552 to approximately 2,789,776 if in the ratio 1:2 and approximately 557,955 if in the ratio of 1:10 (as a result of rounding, the actual number may be slightly higher). The number of authorized shares of Common Stock shall remain at 100,000,000. The Company believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the proposed Reverse Stock Split should increase the per share price of the Common Stock. However, the increase in the per share price of the Common Stock as a consequence of the proposed Reverse Stock Split may be proportionately less than the decrease in the number of shares outstanding.

     In addition, any increased liquidity due to any increased per share price could be partially or entirely off-set by the reduced number of shares outstanding after the proposed result in a per share price that adequately compensates for the adverse impact of the market factors noted above. There can, however, be no assurance that the favorable effects described above will occur, or that any increase in per share price of the Common Stock resulting from the proposed Reverse Stock Split will be maintained for any period of time. In addition, there can be no assurance that a public market for the Company's securities will continue.

     No fractional shares will be issued. All fractional interests resulting from the Reverse Stock Split will be increased to the next higher whole number of shares. The Company believes that the approximate total number of beneficial holders of the Common Stock of the Company is in excess of 3,200. After the Reverse Stock Split the Company estimates that it will continue to have approximately the same number of stockholders.

     The number of issued shares after the Reverse Stock Split is approximate. Except for changes in the number of shares owned resulting from the Reverse Stock Split, the rights and privileges of holders of shares of Common Stock will remain the same, both before and after the proposed Reverse Stock Split.

     There can be no assurance that the market price of the Common Stock after the proposed Reverse Stock Split will be proportionately greater than the market price before the proposed Reverse Stock Split, or that such price will either exceed or remain in excess of the current market price.

     The Board of Directors reserves the right in its sole discretion to proceed with or to abandon the proposed Amendment and Reverse Stock Split without further action by the stockholders at any time. However, in no event will the Board of Directors exercise its authority to effect the Reverse Stock Split, if such action would result in the Common Stock no longer being listed on the NASDAQ quotation system.

                                                                          IMTECH
================================================================================

--------------------------------------------------------------------------------
ITEM 4. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO AUTHORIZE A REVERSE STOCK SPLIT OF THE OUTSTANDING SHARES OF CLASS A COMMON STOCK, CLASS A WARRANTS AND/OR CLASS B WARRANTS (CONTINUED)
--------------------------------------------------------------------------------

FEDERAL INCOME TAX CONSEQUENCES

     No opinion of counsel has been obtained concerning the following information. Stockholders are advised to consult with their own tax advisors for more detailed information relating to their individual federal state and local tax circumstances.

     1.   The proposed Reverse Stock Split will be a reorganization described in section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended.

     2. The Company will recognize no gain or loss as a result of the proposed Reverse Stock Split.

     3. Stockholders will recognize no gain or loss to the extent that currently outstanding shares of Common Stock are exchanged for new shares of Common Stock pursuant to the proposed Reverse Stock Split.

     4. The tax basis of the new Common Stock received in exchange for Common Stock pursuant to the proposed Reverse Stock Split will be the same as the stockholders' basis in the stock exchanged. Therefore, the new shares of Common Stock in the hands of a stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of Common Stock held by that immediately prior to the proposed Reverse Stock Split.

     Any reverse split would be implemented solely in the discretion of the Board of Directors which reserves the right to implement the reverse split at the time of its choosing and at any ratio from 1:2 to 1:10. If the application of the ratio causes any stockholder to have a fractional share of stock, such share will be rounded up to the next highest whole share.

     The Company is currently listed on the NASDAQ Small Cap exchange; however, there is no assurance that the Company will continue to meet the maintenance standards for continued listing on the NASDAQ market. Under NASDAQ's listing criteria, listed companies which have low stock prices with an average bid price below $1.00 for a sustained period risk de-listing by NASDAQ. If the Company is unable to satisfy the NASDAQ requirements for continued listing, including, among other things, an adequately high trading price, trading of the Common Stock may thereafter be conducted in the over-the-counter market in the so-called "pink sheets" or NASDAQ's OTC Bulletin Board. Consequently, the liquidity of the Company's Common Stock could be impaired through delays in the timing of transactions.

     The decrease in the number of shares of Common Stock outstanding resulting from the Reverse Stock Split and the anticipated corresponding increased price per share may stimulate interest in the Company's Common Stock, promote greater liquidity for the Company's stockholders and result in a price level for the post-split Common Stock that will help it to maintain its NASDAQ listing. However, there is no assurance that the Reverse Stock Split will achieve these results. In addition, the Reverse Stock Split might leave some stockholders with one or more "odd-lots" of the Company's Common Stock (stock in amounts of less than 100 shares). These shares may be more difficult to sell, or require a greater commission per shares to sell, than shares in even multiples of 100.

                                                                          IMTECH
================================================================================

--------------------------------------------------------------------------------
ITEM 4. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO AUTHORIZE A REVERSE STOCK SPLIT OF THE OUTSTANDING SHARES OF CLASS A COMMON STOCK, CLASS A WARRANTS AND/OR CLASS B WARRANTS (CONTINUED)
--------------------------------------------------------------------------------

     While approval of this proposal would NOT increase the authorized capital of the Company, additional shares of common stock would be available to the Company for issuance due to the decrease of currently outstanding Common Stock caused by a Reverse Stock Split. Any additional shares of Common Stock made available by this amendment could be issued at the direction of the Company's Board of Directors from time to time for any proper corporate purpose, including, without limitation, the acquisition of other businesses, the raising of additional capital for use in its business, a split of, or dividend on, then outstanding shares or in connection with any employee stock plan or program. Any future issuances of authorized shares of Common Stock may be authorized by the Board of Directors without further action by the stockholders.

     Although the Company's Board of Directors will issue Common Stock only when required or when the Board considers such issuance to be in the best interests of the Company, the issuance of additional Common Stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting rights of stockholders. Furthermore, since Delaware law requires the vote of a majority of shares of each class of stock in order to approve certain mergers and reorganizations, the additional authorized but unissued shares of Common Stock available as a result of the Reverse Stock Split could permit the Board to issue shares to persons supportive of management's position. Such persons might then be in a position to vote to prevent a proposed business combination which is deemed unacceptable to the Board, although perceived to be desirable by some stockholders, including, potentially, a majority of stockholders. This could provide management with a means to block any majority vote which might be necessary to effect a business combination in accordance with applicable law. Additionally, the presence of such additional authorized but unissued shares of Common Stock could discourage unsolicited business combination transactions which might otherwise be desirable to stockholders. The Board of Directors is not currently aware of any contemplated hostile or friendly takeover attempt or business combination proposal.

     Except for (i) shares of Common Stock reserved for issuance pursuant to stock option plans and other agreements, (ii) shares of Common Stock reserved for issuance upon exercise of outstanding warrants and (iii) shares of Common Stock reserved for issuance upon exercise of options, the Company's Board of Directors has no current plans to issue additional shares of Common stock. However, the Board believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose, including as an alternative to an unsolicited business combination opposed by the Board, outweigh the possible disadvantages of dilution and discouraging unsolicited business combination proposals, and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from this amendment as well as permitting the proposed offering to proceed.

     The affirmative vote of a majority of the shares present and entitled to vote at the Meeting are required for approval of the amendment to the Certificate of Incorporation. Abstentions will be treated as "NO" votes and Broker Non-Votes will be disregarded.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
          THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
             TO AUTHORIZE, AT THE DISCRETION OF THE BOARD OF DIRECTORS,
             A REVERSE STOCK SPLIT OF THE OUTSTANDING SHARES OF CLASS A
               COMMON STOCK, CLASS A WARRANTS AND/OR CLASS B WARRANTS

                                                                          IMTECH
================================================================================

--------------------------------------------------------------------------------
ITEM  5.  RATIFICATION OF THE COMPANY'S PROPOSED 1997 INCENTIVE STOCK OPTION
          PLAN
--------------------------------------------------------------------------------

     The Board of Directors of IMTECH has proposed the inception of a 1997 Incentive Stock Option ("ISO-97") Plan. It is recommended that 2,500,000 shares of the Company's Class A common stock be authorized and reserved for issuance under the proposed ISO-97 Plan. The term of the proposed ISO-97 Plan will be for a period of ten (10) years from the date of inception.

     The proposed ISO-97 Plan will provide for the granting of incentive options, within the meaning of Section 422 of the Internal Revenue Code of 1986, to purchase Class A common stock of IMTECH to all eligible employees of the Company including officers and employee-directors, whose services are considered valuable to the Company and who qualify under the Plan.

     The exercise price of the options under the proposed ISO-97 Plan will be determined at the time of grant, and in no event shall the exercise price of any option be less than the fair market value of the Class A common stock underlying the option at the time of grant.

     The administration of the proposed ISO-97 Plan will be under the supervision of the Company's Compensation Committee (the "Committee"). The Committee will recommend to the Board the terms of the proposed options to be granted under the ISO-97 Plan, including the dates and number of shares available for grant. The Board, however, will make the final determination on the proposed terms of the Plan.

     The Board of Directors believes that the stockholders ratification of the proposed ISO-97 Plan will be in the Company's best interest, since it will culminate with the expiration of the existing 1987 Incentive Stock Option Plan. The Board also believes that the proposed ISO-97 Plan will help enable the Company to attract new key employees and maintain existing key employees.


                     THE BOARD OF DIRECTORS RECOMMENDS THAT THE
             STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE PROPOSED 1997
                            INCENTIVE STOCK OPTION PLAN

--------------------------------------------------------------------------------
ITEM  6.  RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors has selected MAHONEY COHEN & CO., CPA, PC, ("Mahoney") as the Company's independent auditors for the fiscal years ended March 31, 1997 and 1998. Representatives of Mahoney are expected to be present at the Meeting. The affirmative vote of a majority of the outstanding voting shares of the Company's Class A common stock is required for the ratification of this selection.


                     THE BOARD OF DIRECTORS RECOMMENDS THAT THE
              STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF
                                INDEPENDENT AUDITORS

                                                                          IMTECH
================================================================================

     ---------------------------------------------
     DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS
     ---------------------------------------------

     Rules of the Securities and Exchange Commission require that any proposal by a stockholder of the Company to be considered at the 1998 Annual Meeting of the Company's Stockholders (the '98 Meeting") must be received by the Company no later than July 1, 1998, if any such proposal is to be eligible for inclusion in the Company's proxy materials for its '98 Meeting. Under such rules, the Company is not required to include stockholder proposals in its proxy materials unless certain other conditions specified in such rules are met.


     -------------
     OTHER MATTERS
     -------------

     Management of the Company is not aware of any other matter to be presented for action at the Meeting other than those mentioned in notice of the Meeting referred to in Item 1. of this Proxy Statement.


     -----------------
     VOTING PROCEDURES
     -----------------

     Under Delaware law, each holder of record is entitled to vote the number of shares owned by the stockholder for any agenda item. There are no cumulative voting rights for the stockholders of the Company.

     The Company is not aware of any other item to be added to the agenda as it has not been informed by any stockholders of any request to do so.

     There are no matters on the agenda which involve rights of appraisal of any of the stockholders.



                                   BY THE ORDER OF THE BOARD OF DIRECTORS

                                   /S/ JOSEPH A. GITTO, JR.
                                   -----------------------------------
                                   JOSEPH A. GITTO, JR.
                                   PRESIDENT AND CHIEF FINANCIAL OFFICER

NEW YORK, NY
APRIL 17, 1998

                INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
                     PROXY SOLICITED BY BOARD OF DIRECTORS
             FOR THE ANNUAL MEETINGS OF SHAREHOLDERS, MAY 22, 1998

The undersigned hereby appoints Matti Kon, and / or Joseph A. Gitto Jr., and or Dale L. Hirschman., and or Kenneth J. Buettner, and each of them, as proxies, with the powers the undersigned would possess if personally present, and with full power of substitution to vote all common shares of the undersigned in Information Management Technologies Corporation at the Annual Meeting of Shareholders to be held at the Company's Offices, 130 Cedar Street, New York, NY 10006 on May 22, 1998, beginning at 10:30 a.m., and at any adjournment thereof, upon all subjects that may properly come before the meeting. Please sign and date the reverse side of the card. If no directions are given, the proxies will vote: for the election of the nominees listed below. In accord with the Directors recommendations on the matters listed below and described in the enclosed proxy statement; and at their discretion on any other matter that may properly come before this meeting.

--------------------------------------------------------------------------------------------------------------
                            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
--------------------------------------------------------------------------------------------------------------

1. ELECTION OF FOUR (4) DIRECTORS.  / / FOR all nominees listed below (except as marked to the contrary below)

                                    / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   Matti Kon, Joseph A. Gitto, Dale L. Hirschman, Kenneth J. Buettner
   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED.

--------------------------------------------------------------------------------------------------------------
                                                                  FOR      AGAINST     ABSTAIN

2. Ratification of the material terms of the Company's            / /        / /         / /
   proposed plan of financing for potential acquisitions.

3. Ratification and approval of Standstill Agreement              / /        / /         / /
   Amendment to the terms of the Outstanding
   Preferred Stock.

4. Authorization of a reverse stock split if
   deemed advisable by the board of directors.                    / /        / /         / /

5. Ratification of Company's 1997 Incentive Stock Option Plan.    / /        / /         / /

6. Ratification of Independent Accountants                        / /        / /         / /
--------------------------------------------------------------------------------------------------------------


This proxy, when properly executed, will be voted in the manner directed herein.
If no directions are given, this proxy will be voted FOR the election of directors, and FOR Proposals 2, 3, 4, 5 and 6.

                                                              Dated ___________________________________________, 1998


                                                              _______________________________________________________
                                                                                     Signature

                                                              _______________________________________________________
                                                                            Signature, if held jointly

                                                              IMPORTANT: Please date this proxy and sign exactly as
                                                              your name or names appear(s) hereon. If the stock is
                                                              held jointly, signatures should include both names.
                                                              Personal representatives, trustees, guardians and
                                                              others signing in a representative capacity should give
                                                              full title. If you attend the meeting you may, if you
                                                              wish, withdraw your proxy and vote in person.

              PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE
